                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: September 8, 1998
                    Capita Equipment Receivables Trust 1996-1

      A New York                Commission File             I.R.S Employer
      Corporation               NO. 333-08645              No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

ITEM 5.   OTHER EVENTS

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                              SEPTEMBER 8, 1998      PAYMENT DATE:        SEPTEMBER 15, 1998
COLLECTION PERIOD:                               AUGUST 31, 1998


    I. INFORMATION REGARDING THE CONTRACTS

     1. CONTRACT POOL PRINCIPAL BALANCE

        a. Beginning of Collection Period                              $ 1,065,550,887.70
        b. End of Collection Period                                    $ 1,004,232,634.04
        c. Reduction for Collection Period                             $    61,318,253.66

     2. DELINQUENT SCHEDULED PAYMENTS
        a. Beginning of Collection Period                              $   25,050,517.53
        b. End of Collection Period                                    $   24,838,284.92

     3. LIQUIDATED CONTRACTS
        a. Number of Liquidated Contracts
           with respect to Collection Period                                        523
        b. Required Payoff Amounts of Liquidated Contracts             $    2,966,809.64
        c. Total Reserve for Liquidation Expenses                      $              -
        d. Total Liquidation Proceeds Received (1)                     $    1,660,561.11
        e. Liquidation Proceeds Allocated to Owner Trust               $    1,287,302.91
        f. Liquidation Proceeds Allocated to Depositor                 $      373,258.20
        g. Current Realized Losses                                     $    1,679,506.73

   4. PREPAID CONTACTS
        a. Number of Prepaid Contracts with respect
           to Collection Period                                                    1,804
        b. Required Payoff Amounts of Prepaid Contracts                $    6,065,274.54

   5. PURCHASED CONTRACTS (BY TCC)
        a. Number of Contracts Purchased by TCC with
           respect to Collection Period                                                0
        b. Required Payoff Amounts of Purchased Contracts              $               -


   6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)





                                  ----------------------------------------------------------------------------------------------
                                                                                                                % OF AGGREGATE
                                          NUMBER OF                  % OF              AGGREGATE REQUIRED        REQUIRED PAYOFF
                                          CONTRACTS               CONTRACTS              PAYOFF AMOUNTS              AMOUNTS
                                  ----------------------------------------------------------------------------------------------


        a. Current                         112,390                  92.06%               951,906,912.23              92.50%
        b. 31-60 days                        4,907                   4.02%                41,982,191.54               4.08%
        c. 61-90 days                        2,078                   1.70%                16,338,296.37               1.59%
        d. 91-120 days                       1,290                   1.06%                 8,535,760.43               0.83%
        e. 120+ days                         1,424                   1.17%                10,307,758.39               1.00%
        f. Total                           122,089                 100.00%             1,029,070,918.96             100.00%


                                  Page 3 of 10





     7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS




      -----------------------------------------------------------------------------------------------------------------------------
                                     % OF                         % OF                        % OF                     % OF
                                   AGGREGATE                   AGGREGATE                    AGGREGATE               AGGREGATE
                                REQUIRED PAYOFF             REQUIRED PAYOFF              REQUIRED PAYOFF         REQUIRED PAYOFF
                                    AMOUNTS                     AMOUNTS                      AMOUNTS                 AMOUNTS
           COLLECTION
              PERIODS         31-60 DAYS PAST DUE         61-90 DAYS PAST DUE         91-120 DAYS PAST DUE      120+ DAYS PAST DUE
       ----------------------------------------------------------------------------------------------------------------------------
           8/31/98                   4.08%                       1.59%                        0.83%                   1.00%
           7/31/98                   4.04%                       1.42%                        0.82%                   1.17%
           6/30/98                   3.90%                       1.37%                        0.77%                   1.41%
           5/31/98                   4.46%                       1.51%                        0.80%                   1.41%
           4/30/98                   4.47%                       1.54%                        0.98%                   1.25%
           3/31/98                   3.85%                       1.61%                        0.98%                   1.12%
           2/28/98                   6.83%                       2.00%                        0.79%                   1.09%
           1/31/98                   4.39%                       1.21%                        0.65%                   0.94%
          12/31/97                   3.50%                       1.25%                        0.54%                   0.85%
          11/30/97                   2.78%                       0.42%                        0.24%                   0.16%
          10/31/97                   3.64%                       1.07%                        0.45%                   0.73%
           9/30/97                   3.21%                       0.95%                        0.48%                   0.82%
           8/31/97                   3.58%                       0.95%                        0.50%                   0.80%
           7/31/97                   3.11%                       0.90%                        0.53%                   0.78%
           6/30/97                   3.53%                       0.90%                        0.57%                   0.69%
           5/31/97                   3.06%                       0.99%                        0.58%                   0.63%
           4/30/97                   2.99%                       1.08%                        0.47%                   0.64%
           3/31/97                   3.73%                       0.96%                        0.46%                   0.61%
           2/28/97                   3.70%                       0.97%                        0.55%                   0.55%
           1/31/97                   3.27%                       0.97%                        0.49%                   0.40%
          12/31/96                   4.10%                       0.96%                        0.39%                   0.20%
          11/30/96                   3.49%                       0.83%                        0.34%                   0.00%
          10/31/96                   2.90%                       0.64%                        0.01%                   0.01%



     8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS




                                         ------------------------------------------------------------------------------------------
                                                COLLECTION         3 COLLECTION        6 COLLECTION PERIODS       CUMULATIVE SINCE
                                                  PERIOD          PERIODS ENDING              ENDING                CUT-OFF DATE
                                                 AUGUST-98          AUGUST-98                AUGUST-98
                                         ------------------------------------------------------------------------------------------
        a. Number of Liquidated
           Contracts                                 523              1,772                   3,926                   15,278
        b. Number of Liquidated
           Contracts as a Percentage
           of Initial Contracts                   0.186%             0.631%                  1.399%                   5.444%
        c. Required Payoff Amounts of
           Liquidated Contracts                2,966,810         13,213,652              27,679,164               90,841,960
        d. Liquidation Proceeds Allocated
           to Owner Trust                      1,287,303           4,234,426               8,474,411               18,662,822
        e. Aggregate Current Realized
           Losses                              1,679,507           8,979,225              19,204,753               72,179,139
        f. Aggregate Current Realized
           Losses as a Percentage of
           Cut-off Date Contract Pool
           Principal Balance                      0.053%              0.282%                  0.603%                   2.266%

                                  Page 4 of 10




  II.  INFORMATION REGARDING THE SECURITIES

     1. SUMMARY OF BALANCE INFORMATION



        --------------------------------------------------------------------------------------------------------------------------
                                          PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF    PRINCIPAL BALANCE AS  CLASS FACTOR AS OF
              CLASS            COUPON        SEPTEMBER 15, 1998     SEPTEMBER 15, 1998     OF AUGUST 17, 1998    AUGUST 17, 1998
                                RATE            PAYMENT DATE           PAYMENT DATE           PAYMENT DATE        PAYMENT DATE
        --------------------------------------------------------------------------------------------------------------------------
     a. Class A-1 Notes        5.6000%                  $0.00             0.00000                     $0.00          0.00000
     b. Class A-2 Notes        5.9500%                  $0.00             0.00000                     $0.00          0.00000
     c. Class A-3 Notes        6.1100%        $354,691,589.96             0.53823           $416,222,076.23          0.63160
     d. Class A-4 Notes        6.2800%        $400,220,000.00             1.00000           $400,220,000.00          1.00000
     e. Class B Notes          6.5700%        $178,500,000.00             1.00000           $178,500,000.00          1.00000
     f. Equity Certificates    6.7500%         $95,659,329.00             0.75021            $95,659,329.00          0.75021
     g. Total                   N.A.        $1,029,070,918.96             0.32308         $1,090,601,405.23          0.34239


     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,029,070,918.96 and the CCA Balance is $105,176,895.64.



     2. MONTHLY PRINCIPAL AMOUNT
        a. Principal Balance of Notes and Equity Certificates
           (End of Prior Collection Period)                                                  $      1,090,601,405.23
        b. Contract Pool Principal Balance (End of Collection Period)                        $      1,004,232,634.04
        c. Monthly Principal Amount                                                          $         86,368,771.19

     3. GROSS COLLECTIONS
        a. Scheduled Payments Received                                                       $         60,626,281.41
        b. Liquidation Proceeds Allocated to Owner Trust                                     $          1,287,302.91
        c. Required Payoff Amounts of Prepaid Contracts                                      $          6,065,274.54
        d. Required Payoff Amounts of Purchased Contracts                                    $                     -
        e. Proceeds of Clean-up Call                                                         $                     -
        f. Investment Earnings on Collection Account and Note Distribution Account           $            218,945.61
        g. Extension Fees Allocated to Owner Trust                                           $             10,729.45
        h. Total Gross Collections (sum of (a) through (g))                                  $         68,208,533.92

     4. DETERMINATION OF AVAILABLE FUNDS
        a. Total Gross Collections                                                           $         68,208,533.92
        b. Withdrawal from Cash Collateral Account                                           $            161,021.16
        c. Total Available Funds                                                             $         68,369,555.08


     5. APPLICATION OF AVAILABLE FUNDS


        ---------------------------------------------------------------------------------------
                       ITEM                         AMOUNT             REMAINING AVAILABLE FUNDS
        ---------------------------------------------------------------------------------------
        a. Total Available Funds                                            68,369,555.08
        b. Servicing Fee                            1,109,948.84            67,259,606.23
        c. Interest on Notes:
           i)          Class A-1 Notes                      0.00            67,259,606.23
           ii)         Class A-2 Notes                      0.00            67,259,606.23
           iii)        Class A-3 Notes              2,119,264.07            65,140,342.16
           iv)         Class A-4 Notes              2,094,484.67            63,045,857.49
           v)          Class B Notes                  977,287.50            62,068,569.99
        d. Interest on Equity
           Certificates                               538,083.73            61,530,486.27
        e. Principal of Notes and
           Equity Certificates:

           i)         Class A-1 Notes                       0.00            61,530,486.27
           ii)        Class A-2 Notes                       0.00            61,530,486.27
           iii)       Class A-3 Notes              61,530,486.27                     0.00
           iv)        Class A-4 Notes                       0.00                     0.00
           v)         Class B Notes                         0.00                     0.00
           vi)        Equity Certificates                   0.00                     0.00
        f. Deposit to Cash
           Collateral Account                               0.00                     0.00
        g. Amount to be applied in
           accordance with CCA
           Loan Agreement                                   0.00                     0.00
        h. Balance, if any, to Equity
           Certificates                                     0.00                     0.00

                                  Page 6 of 10

 III.INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


     1. BALANCE RECONCILIATION


        ------------------------------------------------------------------------------------------
                                                                       SEPTEMBER 15, 1998
                       ITEM                                                  PAYMENT DATE
        ------------------------------------------------------------------------------------------

        a. Available Cash Collateral Amount (Beginning)                    110,294,588.54
        b. Deposits to Cash Collateral Account                                       0.00
        c. Withdrawals from Cash Collateral Account                            161,021.16
        d. Releases of Cash Collateral Account
           (Excess, if any of (a) plus (b) minus (c) over (f))               4,956,671.74
        e. Available Cash Collateral Amount (End)
           (Sum of (a) plus (b) minus (c) minus (d))                       105,176,895.64
        f. Requisite Cash Collateral Amount                                105,176,895.64
        g. Cash Collateral Account Shortfall
           (Excess, if any, of (f) over (e))                                         0.00

     2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a. For Payment Dates from, and including, the
           November 1996 Payment Date  to,
           and including, the October 1997 Payment Date
           1) Initial Cash Collateral Amount                               207,040,000.00
        b. For Payment Dates from, and including, the
           November 1997 Payment Date until
           the Final Payment Date, the sum of
           1) 8% of the Contract Pool Principal Balance                     80,338,610.72
           2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                  24,838,284.92
           3) Total ((1) plus (2))                                         105,176,895.64
        c. Floor equal to the lesser of
           1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and                                       63,704,600.00
           2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance
        d. Requisite Cash Collateral Amount                                105,176,895.64

     3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a. Interest Shortfalls                                                       0.00
        b. Principal Deficiency Amount                                         161,021.16
        c. Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                                     0.00
        d. Total Cash Collateral Account Withdrawals                           161,021.16


  IV.   INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


           ---------------------------------------------------------------------------------------------
                   DISTRIBUTION           CLASS A-1          CLASS A-2                CLASS A-3
                      AMOUNTS               NOTES              NOTES                    NOTES
           ---------------------------------------------------------------------------------------------


           1. Interest Due                   $ -                $ -               $  2,119,264.07
           2. Interest Paid                  $ -                $ -               $  2,119,264.07
           3. Interest Shortfall
           ((1) minus (2))                   $ -                $ -               $       -
           4. Principal Paid                 $ -                $ -               $ 61,530,486.27
           5. Total Distribution Amount
           ((2) plus (4))                    $ -                $ -               $ 63,649,750.34




           ------------------------------------------------------------------------------------------------------------------
                   DISTRIBUTION               CLASS A-4              CLASS B                 EQUITY
                      AMOUNTS                  NOTES                 NOTES               CERTIFICATES                TOTALS
           ------------------------------------------------------------------------------------------------------------------
           1. Interest Due                   $ 2,094,484.67         $ 977,287.50         $ 538,083.73         $  5,729,119.96
           2. Interest Paid                  $ 2,094,484.67         $ 977,287.50         $ 538,083.73         $  5,729,119.96
           3. Interest Shortfall
           ((1) minus (2))                   $ -                    $ -                  $ -                  $ -
           4. Principal Paid                 $ 0.00                 $ -                  $ -                  $ 61,530,486.27
           5. Total Distribution Amount
           ((2) plus (4))                    $ 2,094,484.67         $ 977,287.50         $ 538,083.73         $ 67,259,606.23


   V.     INFORMATION REGARDING OTHER POOL CHARACTERISTICS


        -------------------------------------------------------------------------------------
                                               AS OF END OF                 AS OF END OF
                       ITEM                      AUGUST-98                    JULY-98
                                             COLLECTION PERIOD           COLLECTION PERIOD
        -------------------------------------------------------------------------------------
  1. ORIGINAL CONTRACT CHARACTERISTICS

        a. Original Number of Contracts             280,634                     N.A.
        b. Cut-Off Date Contract Pool
           Principal Balance                  3,185,229,329                     N.A.
        c. Original Weighted Average
           Remaining Term                       38.6 months                     N.A.
        d. Weighted Average
           Original Term                        56.1 months                     N.A.

  2. CURRENT CONTRACT CHARACTERISTICS
        a. Number of Contracts                      122,089                   128,187
        b. Average Contract
           Principal Balance                          8,225                     8,312
        c. Weighted Average
           Remaining Term                              26.7                      27.2

  VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE


        -----------------------------------------------------------
                                                SINCE ISSUE
          PERIOD                                    CPR
        -----------------------------------------------------------

        0             Oct-96
        1             Nov-96                     10.866%
        2             Dec-96                      7.964%
        3             Jan-97                      8.606%
        4             Feb-97                      8.254%
        5             Mar-97                      7.615%
        6             Apr-97                      7.211%
        7             May-97                      8.268%
        8             Jun-97                      7.752%
        9             Jul-97                      7.784%
        10            Aug-97                      7.781%
        11            Sep-97                      7.506%
        12            Oct-97                      7.348%
        13            Nov-97                      7.346%
        14            Dec-97                      6.629%
        15            Jan-98                      6.741%
        16            Feb-98                      7.251%
        17            Mar-98                      6.870%
        18            Apr-98                      7.200%
        19            May-98                      7.072%
        20            Jun-98                      6.870%
        21            Jul-98                      7.232%
        22            Aug-98                      7.327%
        23            Sep-98                      7.253%


 VII.PURCHASED, LIQUIDATED AND PAID CONTRACTS

        A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

                   The undersigned, on behalf of AT&T Capital
                    Corporation, in its capacity as servicer
                     (the "Servicer") under the Transfer and
                   Servicing Agreement, dated as of October 1,
                        1996 (the "Transfer and Servicing
                       Agreement"), among Capita Equipment
                        Receivables Trust 1996-1, Antigua
                   Funding Corporation, Chase Manhattan Bank,
                    as trustee under the Indenture, and AT&T
                     Capital Corporation, in its individual
                       capacity and as Servicer, DO HEREBY
                   CERTIFY that I am a Responsible Officer of
                          the Servicer and, pursuant to
                         Section 3.9 of the Transfer and
                            Servicing Agreement, I DO
                           HEREBY FURTHER CERTIFY the
                      following report with respect to the
                            Payment Date occurring on
                               September 15, 1998.

                      This Certificate shall constitute the
                  Servicer's Certificate as required by Section
                        3.9 of the Transfer and Servicing
                   Agreement with respect to the above Payment
                       Date. Any term capitalized but not
                      defined herein shall have the meaning
                             ascribed thereto in the
                        Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Glenn A. Votek
                                 ---------------
                                  Glenn A Votek
                     Executive Vice President and Treasurer